                                                                    Exhibit 23.1




                          INDEPENDENT AUDITORS' CONSENT


     We consent to the incorporation by reference in Registration Statement No. 33-17758 of Essef Corporation on Form S-8 of our report dated November 19, 1997, appearing in this Annual Report on Form 10-K of Essef Corporation for the year ended September 30, 1997.





DELOITTE & TOUCHE LLP
---------------------
Deloitte & Touche LLP

Chardon, Ohio
December 19, 1997